UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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                                 FORM 8-K
                          -----------------------

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  January 25, 2017

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                    PATRIOT TRANSPORTATION HOLDING, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		001-36605	47-2482414
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	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                         CURRENT REPORT ON FORM 8-K

                     PATRIOT TRANSPORTATION HOLDING, INC.

                              JANUARY 25, 2017


ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        On January 25, 2017, the Company held its 2017 Annual Meeting of Shareholders (the "Annual Meeting"). There were 3,289,353 shares entitled to be voted. 3,033,333 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

        (1) The shareholders voted to elect each of the five (5) director nominees.

        (2) The shareholders voted to ratify the Audit Comittee's selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2017.

        (3) The shareholders approved, on an advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy statement.

        The Company's inspector of elections certified the following vote tabulations:


Board of                          Votes          Votes         Broker
Directors Nominee                  For          Withheld      Non-Votes
--------------------            ---------      ---------      ---------
John E. Anderson                2,636,460        2,087         394,786
Edward L. Baker                 2,633,283        5,264         394,786
Thompson S. Baker II	        2,637,361        1,186         394,786
Luke E. Fichthorn III           2,636,430        2,117         394,786
Charles D. Hyman	        2,638,011          536         394,786



Ratification of            Votes         Votes         Votes        Broker
Independent Auditor         For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         3,029,875       3,450             8              -



Advisory Vote on           Votes         Votes         Votes        Broker
Executive Compensation      For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         2,627,500       8,774         2,273        394,786






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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  January 30, 2017         By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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